EXHIBIT NO. 10.1

                            SHARE EXCHANGE AGREEMENT

         THIS AGREEMENT (the "Agreement") is dated as of June 22, 2002, between B&B Capital Group, Inc., a Florida corporation ("B&B"), The American Life and Annuity Company, Inc., a Tennessee corporation ("American"), and the shareholders of American set forth on Exhibit A attached hereto and incorporated herein by such reference (the "Shareholders").

                                    PREAMBLE

         WHEREAS, B&B is a corporation duly organized and existing under the laws of the State of Florida, and having authorized capital stock consisting of 100,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share, of which 50,150 shares of common stock and no shares of preferred stock are issued and outstanding; and

         WHEREAS, American is a corporation duly organized and existing under the laws of the State of Tennessee, having authorized capital stock consisting of 5,000,000 shares of common stock, par value $.35 per share and 5,000,000 shares of preferred stock, par value $.35 per share; and

         WHEREAS, the Shareholders own 319,794 shares of the common stock of American (the "American Common Stock"), which represents 100% of the issued and outstanding shares of capital stock of American; and

         WHEREAS, the laws of the States of Florida and Tennessee permit the Shareholders to exchange their shares of American Common Stock for shares of common stock of B&B ("B&B Common Stock"); and

         WHEREAS, it is intended that this transaction be a tax-free exchange pursuant to the provisions of the Internal Revenue Code, as amended; and

         WHEREAS, as a result of this Agreement, the parties hereto intend that American will be a wholly-owned subsidiary of B&B, and B&B will be the parent corporation of American.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, as of the "Effective Date," as hereinafter defined, it is agreed that the Shareholders shall exchange their shares of American Common Stock for shares of B&B Common Stock, subject to the terms and conditions set forth and the mode of carrying it into effect as are and shall be as follows:

         1. RECITALS. The above recitals are true, correct and are herein incorporated by reference.

         2. EXCHANGE OF SHARES. The Shareholders hereby agree to transfer to B&B


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at the Closing referred to in Section 3 below all of the shares of American
Common Stock currently held of record by the Shareholders in exchange for shares of B&B Common Stock, and B&B agrees to deliver to each of the Shareholders a certificate representing shares of the B&B Common Stock so acquired on the basis of one share of B&B Common Stock for each share of American Common Stock so exchanged.

         The Shareholders agree to deliver, as applicable, any certificates representing the shares of American Common Stock held by the Shareholders as set forth above to B&B on the Closing Date. The certificate to be delivered by the Shareholders at the Closing shall be in negotiable form, and the certificate delivered by B&B at the Closing shall be subject to restrictions on transferability pursuant to Federal and state securities laws including, but not limited to, Rule 144 of the Securities Act of 1933, as amended (the "Securities Act") or as applicable.

         3. CLOSING DATE. The closing ("Closing") shall be held on the date hereof or such other date and time as may be agreed upon by the parties ("Closing Date").

         4. EFFECTIVE DATE. The "Effective Date" shall be the Closing Date.

         5. REPRESENTATIONS OF AMERICAN. American hereby makes the following representations and warranties to B&B, each of which is true as of the date hereof and will be true as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date:

                  (a) American is a corporation duly organized and existing under and by virtue of the laws of the State of Tennessee, and is in good standing under the laws thereof with an authorized capitalization of consisting of 5,000,000 shares of common stock, par value $.35 per share and 5,000,000 shares of preferred stock, par value $.35 per share of which 319,794 shares of common stock and no shares of preferred stock are issued and outstanding, with 100% of the issued and outstanding American Common Stock held by the Shareholders. There are no outstanding options, contracts, calls, commitments or demands of any character relating to the authorized but unissued capital stock of American, except as set forth on Schedule 5a hereto.

                  (b) The shares of American Common Stock to be exchanged at the Closing are validly issued, fully paid and non-assessable.

                  (c) The execution and delivery of this Agreement by American and the performance by American of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and American has the full corporate power and authority to enter into this Agreement and to perform the covenants and undertakings to be performed by it hereunder.

                  (d) American has the corporate power to carry on its business as now


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conducted. There has been no material adverse change in the condition of
American since the date of organization. To the best of the knowledge of American, the only changes in the financial condition of American since said date are those arising from the normal and regular conduct of the business of American.

                  (e) There is no litigation, governmental proceeding or investigation threatened or in respect to American which could materially affect American, its business and operations. Except for the approval of the Tennessee Department of Insurance, which such approval American believes will be granted, there are government or other approvals or filings necessary to consummate the exchange herein contemplated.

                  (f) Neither the execution nor the delivery of this Agreement, nor the consummation of the transaction herein contemplated, nor compliance with the terms hereof, will conflict with or result in a breach of any of the terms, conditions or provisions of Articles of Incorporation or the Bylaws of American, as amended, any agreement or instrument to which American is now a party or by which its assets are bound.

         6. REPRESENTATIONS OF THE SHAREHOLDERS. Each of the Shareholders severally and not jointly represent, warrant and agree that:

                  (a) The Shareholder is the beneficial owner of the shares of American Common Stock set forth opposite his/her/its respective name on Exhibit A attached hereto. The shares of American Common Stock to be transferred by the Shareholder to B&B hereunder are free and clear of all voting trusts, agreements, arrangements, encumbrances, liens, claims, equities and liabilities of every nature and the Shareholder is conveying clear and unencumbered title thereto to American.

                  (b) The Shareholder does not own, nor does the Shareholders know of any other person, corporation or firm that owns any material interest in any property, invention, license, patent, patent application, copyright, trade secret or trade-mark used by American or relating in any way to its business.

                  (c) There are no agreements to which Shareholder is a party nor does the Shareholder know of any other agreements that in any way materially restrict or impinge upon the business of American or the transfer of the shares of American Common Stock contemplated hereby.

                  (d) The Shareholder has (i) such knowledge and experience in financial, investment and business matters that he/she/is capable of evaluating the merits and risks of the prospective investment in the securities of B&B, and
(ii) consulted with such independent legal counsel or other advisers as the Shareholder has deemed appropriate to assist he/she/it in evaluating the proposed investment in B&B.

                  (e) The Shareholder represents that he/she/it has adequate means of providing for his/hers/its current financial needs and possible personal contingencies and

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has no need for liquidity of investment in B&B and can afford to hold unregistered securities for an indefinite period of time.

                  (f) The Shareholder has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of each B&B and American acting on their respective behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that either company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and the Shareholder has availed himself/herself/itself of such opportunity to the extent the Shareholder considers appropriate in order to permit the undersigned to evaluate the merits and risks of an investment in B&B.

                  (g) The Shareholder acknowledges that neither B&B nor American are making any investment or other recommendations to the Shareholder concerning the transactions herein contemplated.

         7. REPRESENTATIONS OF B&B. B&B hereby makes the following representations and warranties to the Shareholders and American, each of which is true as of the date hereof and will be true as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date:

                  (a) B&B is a corporation duly organized and existing under and by virtue of the laws of the State of Florida, and is in good standing under the laws thereof with an authorized capitalization of consisting of 100,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, par value $.001 per share of which 50,150 shares of common stock and no shares of preferred stock are issued and outstanding, with 100% of the issued and outstanding B&B Common Stock held by the B&B shareholders. There are no outstanding options, contracts, calls, commitments or demands of any character relating to the authorized but unissued capital stock of B&B.

                  (b) The shares of B&B Common Stock to be issued to the Shareholders at the Closing will be validly issued, fully paid and non-assessable.

                  (c) The execution and delivery of this Agreement by B&B and the performance by B&B of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and B&B has the full corporate power and authority to enter into this Agreement and to perform the covenants and undertakings to be performed by it hereunder.

                  (d) B&B has never commenced operations. There is no litigation, government proceeding or investigation or in respect to B&B which could materially affect B&B.

                  (c) The copies of the Articles of Incorporation and the Bylaws of B&B heretofore delivered to the Shareholders are true and correct copies.

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

                  (d) Neither the execution nor the delivery of this Agreement, nor the consummation of the transaction herein contemplated, nor compliance with the terms hereof, will conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or the Bylaws of B&B, as amended, or any agreement or instrument to which B&B is now a party.

         8. CONDITIONS OF CLOSING. All of the obligations of B&B under this Agreement are subject to the fulfillment, prior to or on the Closing Date set forth in Section 3 of this Agreement, of each of the following conditions:

                  (a) Delivery by the Shareholders of the following:

                           (i) Certificates representing the shares of American
Common Stock, endorsed in blank and with signatures guaranteed by a bank or trust company, and

                           (ii) Delivery by B&B of the certificates for the
shares of B&B Common Stock as set forth on Exhibit A attached hereto.

                  (b) American shall have obtained such consents and approvals as are necessary from the Tennessee Department of Insurance or such other regulatory body as are necessary for the continued conduct of American's business following the share exchange.

                  (c) T. Lynn Tarpy, the sole officer and director of B&B, shall tender his resignation as an officer and director of B&B and the following individuals will be elected or appointed to the positions set forth opposite their respective names below:

                Name                                Positions

         Dr. Archer W. Bishop, Jr.             Chairman of the Board
         Stanley P. Brown, III                 President, CEO and director
         Lila K. Pfleger                       Secretary, Treasurer and director
         Oscar R. Scofield                     Director
         Dr. John H. Bell                      Director

         9. INVESTMENT PURPOSE. The Shareholders represent that each are acquiring the shares of B&B Common Stock to be delivered at the Closing solely for investment and not for distribution or resale. By such representation, the Shareholder means that no other person has a beneficial interest in the shares of B&B Common Stock to be issued at the Closing. The Shareholder does not intend to dispose of all or any part of the shares of B&B Common Stock except in compliance with the provisions of the Securities Act and applicable state securities laws. The Shareholders acknowledge that the shares of B&B Common Stock to be issued at Closing have not been registered under the Securities Act


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in reliance on an exemption available under the rules and regulations of the
Securities Act, and further understands that the undersigned is acquiring the shares of B&B Common Stock without being furnished any offering material. The Shareholder hereby agrees that the following or similar legend will be placed on the face of the certificates evidencing shares of B&B Common Stock if required in compliance with the Securities Act or state securities laws:

         "These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the act and any applicable state securities laws is available."

         10. REPRESENTATIONS TO SURVIVE CLOSING. All the terms, conditions, warranties, representations and guarantees contained in this Agreement shall survive delivery of the shares of American Common Stock transferred hereunder at the Closing and any investigations made by or on behalf of B&B at any time.

         11. SHAREHOLDER CONSENT TO POST-CLOSING ACTIONS. By executing this Agreement, in addition to consenting to the share exchange and related transactions herein contemplated, each Shareholder hereby irrevocable grants his/her/its written consent pursuant to Section 607.0821 of the Florida Business Corporations Act to an amendment to B&B's articles of incorporation changing B&B's corporate name to "American Life Holding Company, Inc."

         12. FUTURE ISSUANCE OF PREFERRED STOCK WITH SUPER MAJORITY VOTING RIGHTS. Following the Closing, as consideration for Dr. Archer W. Bishop, Jr. providing B&B with a $250,000 line of credit, B&B will issue to Dr. Bishop a series of to-be-created shares of preferred stock, which such series will consist of 250,000 shares and be designated as Series A Preferred Stock (the "Series A Preferred"). It is anticipated that the designations, rights and preference of the Series A Preferred will include the following provisions:

                  i.       the stated value of each share is $ 1.00 per share,

                  ii. the shares will not be redeemable without the consent of the holders of a majority of the issued and outstanding shares of Series A Preferred,

                  iii. each share of Series A Preferred will be convertible into shares of B&B's Common Stock at B&B's option at a ratio to be agreed upon by the B&B and the holder at the time of conversion,


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


                  iv. the shares of Series A Preferred will not pay any dividends,

                  v. each share of Series A Preferred will carry voting rights equal to 75 votes, and

                  vi. so long as the shares of Series A Preferred are outstanding, B&B will be prohibited from taking certain actions without the approval of the holders of a majority of the issued and outstanding shares of Series A Preferred, including:

                           - selling, conveying, or otherwise disposing of or encumbering all or substantially all of B&B' property or business on a consolidated basis or merging into or consolidating with any other corporation (other than a wholly-owned subsidiary corporation) or effecting any transaction or series of related transactions in which more than 50% of the voting power of B&B is transferred or disposed of;

                           - altering or changing the rights, preferences or privileges of shares of Series A Preferred;

                           - increasing or decreasing the total number of authorized shares of Series A;

                           - authorizing or issuing, or obligating B&B to issue, any other equity security, including any other security convertible into or exercisable for any equity security having rights, preferences or privileges over, or being on a parity with or similar to, the Series A Preferred ;

                           - redeeming, purchasing or otherwise acquiring (or paying into or setting aside for a sinking fund for such purpose) any of B&B's securities;

                           - amending B&B's articles of incorporation or bylaws;

                           -        changing the authorized number of its
                                    directors; or

                           - declaring, ordering or paying any dividends on any class of B&B's securities.

         B&B's articles of incorporation grant its Board of Directors the right to establish a series of preferred stock with such designations, rights and preferences as the Board of Directors may determine in their sole discretion without shareholder consent. Accordingly, the designations, rights and preferences of the Series A Preferred, when ultimately

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

finalized, may differ materially from those set forth above, and the consent of the Shareholders is not required to finalize the designations, rights and preferences of the Series A Preferred, nor to authorize its issuance.

         13. NOTICES. Any notice or communication necessary or desirable hereunder shall be considered sufficient and delivery thereof shall be deemed complete if delivered in person or mailed by registered mail to:

If to B&B and/or Tarpy:             c/o 900 South Gay Street
                                    Suite 2100
                                    Knoxville, Tennessee 37902
                                    Attn: T. Lynn Tarpy, Esq.

If to American:                     4823 Old Kingston Pike
                                    Suite 125
                                    Knoxville, Tennessee 37919
                                    Attention: Stanley P. Brown, III, President

If to the Shareholders:             to the addresses on the books and records
                                    of American

or to such other address as either party may hereafter specify in writing as her or its own address to the other party.

         14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith.

         15. SEVERABILITY. The Shareholders and American hereby agree and affirm that none of the above provisions is dependent on the validity of any other provision and invalidity as to any provision or any part thereof shall not affect any other provision.

         16. CONSTRUCTION AND ENFORCEMENT. This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by

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law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Broward County, County Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                              B&B Capital Group, Inc.


                              By:
                                  ---------------------------------------------
                                       T. Lynn Tarpy, President


                              The American Life & Annuity Company, Inc.

                              By:
                                  ----------------------------------------------
                                       Stanley P. Brown, III


                              --------------------------------------------------
                              Roxanne K. Beilly

                              SHAREHOLDERS:

                              --------------------------------------------------
                              Dr. Archer W. Bishop, Jr.

                              --------------------------------------------------
                              Stanley P. Brown, III

                              --------------------------------------------------
                              Lila K. Pfleger


                              --------------------------------------------------
                              Dr. John H. Bell


                              --------------------------------------------------
                              Oscar R. Scofield



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                              --------------------------------------------------
                              Ann Scofield


                              --------------------------------------------------
                              Dr. Archer W. Bishop, Jr. Trustee for the Kristin
                              K. Bishop Irrevocable Trust


                              --------------------------------------------------
                              Dr. Archer W. Bishop, Jr. Trustee for the Archer
                              W. Bishop Irrevocable Trust


                              --------------------------------------------------
                              Dr. Archer W. Bishop, Jr. Trustee for the Baker
                              O. Bishop Irrevocable Trust


                              --------------------------------------------------
                              Dr. Archer W. Bishop, Jr. Trustee for the
                              Thompson A. Bishop Irrevocable Trust


                              --------------------------------------------------
                              Dr. John H. Bell f/b/o Jane P. Bell


                              --------------------------------------------------
                              John T. Bible


                              --------------------------------------------------
                              Henry F. Bertelkamp, Jr.


                              --------------------------------------------------
                              Stanley P. Brown Jr.


                              --------------------------------------------------
                              Kathryn M. Brown




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                              --------------------------------------------------
                              Ronnie Callihan



                              --------------------------------------------------
                              Dr. David W. Dickey, III



                              --------------------------------------------------
                              Bruce Fox, Trustee, Ridenour & Ridenour
                              KEOGH


                              --------------------------------------------------
                              Larry L. Johnson


                              --------------------------------------------------
                              James P. Lowe


                              --------------------------------------------------
                              Charles F. Troutt


                              --------------------------------------------------
                              Lindsay Young


                              --------------------------------------------------
                              Amanda L. Williams


                              --------------------------------------------------
                              Judy R. Powell


                              --------------------------------------------------
                              Dr. David W. Dickey, III


                              --------------------------------------------------
                              Bruce D. Fox



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                              --------------------------------------------------
                              Marc P. Powell


                              --------------------------------------------------
                              Chadwick S. Lange



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